UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 6, 2021

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	NJMC	OTC Markets: QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07.         Submission of Matters to a Vote of Security Holders.

On October 6, 2021, New Jersey Mining Company (the “Company”) held a Special meeting of shareholders (the “Special Meeting”) for consideration of the following proposals:

   Proposal – 1. To approve an amendment and restatement of the Company's Articles of Incorporation, at the discretion of the Board of Directors, to effect a reverse stock split of the Company's issued and outstanding Common Stock at a ratio of one-for-14.

Proposal – 2. To approve an amendment and restatement of the Company's Articles of Incorporation to change the Company's corporate name from New Jersey Mining Company to Idaho Strategic Resources, Inc.

Each of the foregoing proposals is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 16, 2021.

As of the record date, September 3, 2021, there were 143,602,866 shares of the Company’s common stock outstanding.  At the Special Meeting, there were present in person or by proxy 94,417,699 shares of the Company’s common stock, representing approximately 65.74% of the Company’s total outstanding common stock.  The results for each proposal submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposals	Votes For	Votes Against	Abstentions
Proposal 1 – Amendment and restatement of Company’s Articles of Incorporation to effect reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of one-for-14	92,511,080	1,902,369	4,251
Proposal 2 – Amendment and restatement of Company’s articles of Incorporation to change the Company’s corporate name from New Jersey Mining Co. to Idaho Strategic Resources, Inc.	93,018,281	1,330,217	69,201

Proposal 3 – Any other business that may properly come before the Special Meeting	57,806,188	682,497	16,763,185

Based on the above voting results, shareholders have approved the amendment and restatement of the Company’s Article of Incorporation, at the discretion of the Board of Directors, to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of one-for-14 so that the Company’s common stock will qualify for listing on the NYSE.  Shareholders have also approved the change of the Company’s name from New Jersey Mining Company to Idaho Strategic Resources, Inc.  The Board of Directors anticipates filing the amended and restated Articles of Incorporation with the Idaho Secretary of State as soon as practicable, but no later than 30 days following the date of the Special Meeting of the Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow

Its:  President & CEO

Date: October 7, 2021